UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2007

STRATIVATION, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-26285	87-0419387
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

10900 Wilshire Boulevard, Suite 500,

Los Angeles, California 90024

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 208-1182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01	Entry into a Material Definitive Agreement

On January 16, 2007, Strativation, Inc., a Delaware corporation (the “Registrant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CNS Merger Corporation, a California corporation and wholly-owned subsidiary of the Registrant (“MergerCo”), and CNS Response, Inc., a California corporation (“CNSR”). CNSR’s business is focused on the commercialization of a patented system that aids physicians in the identification and determination of appropriate and effective medications for patients with certain behavioral (mental or addictive) disorders.

Upon consummation of the transactions contemplated by the Merger Agreement, MergerCo will be merged with and into CNSR, at which time, the separate existence of MergerCo shall cease and CSNR shall continue as the surviving corporation, and wholly-owned subsidiary, of the Registrant (the “Merger”). Pursuant to the terms of the Merger Agreement, upon effectiveness of the Merger: (i) each share of MergerCo common stock issued and outstanding immediately prior to effectiveness shall automatically be converted into one share of CNSR common stock, and (ii) each share of CNSR common and preferred stock issued and outstanding immediately prior to effectiveness shall automatically be converted into the right to receive one share of the Registrant’s common stock. Upon effectiveness of the Merger, all options or warrants to purchase shares of CNSR common or preferred stock, whether vested or unvested, shall be assumed by the Registrant or replaced with options and warrants of the Registrant on substantially identical terms.

To effect the conversion of CNSR common and preferred shares into the Registrant’s common stock, the Registrant shall issue to (or reserve for issuance to) the CNSR shareholders (the “CNSR Shareholders”) an aggregate of 26,152,142 shares of the Registrant’s common stock, which includes shares issuable to the CNSR Shareholders under options and warrants held by them.

CNSR’s completion of the transactions contemplated under the Merger Agreement is subject to the satisfaction of certain contingencies including, without limitation, the completion of a private placement of common stock and warrants (“Investment Units”) resulting in approximately $10 million in gross proceeds to the Registrant as a combined entity (“Offering”), the continued quotation of the Registrant’s common stock on the NASD Over-the-Counter Bulletin Board (“OTCBB”) and the Registrant’s timely and complete filing with the Securities and Exchange Commission (“SEC”) of all required reports, schedules, forms, and other documents. The Registrant’s and MergerCo’s completion of the transactions contemplated under the Merger Agreement are also subject to the satisfaction of certain contingencies including, among other things, the truthfulness and accuracy of the CNSR financial statements and their preparation in accordance with GAAP, and the absence of any undisclosed liabilities of CNSR.

CNSR has retained Brean Murray, Carret & Co., LLC as its placement agent (“Placement Agent”) and corporate finance advisor in connection with the Offering and to provide advice as needed on the contemplated Merger. There is no firm commitment by the Placement Agent, or any other persons, to purchase the Investment Units, and the Placement Agent is conducting the Offering on a “best efforts” basis. The Placement Agent, with the consent of CNSR, may engage other participating dealers in connection with the Offering and may reallocate a portion of their respective compensation.

CNSR and the Placement Agent are parties to an engagement agreement setting forth the terms and conditions of their relationship. Under the terms of its engagement agreement, the Placement Agent is entitled to receive a retainer in the form of 74,074 shares of the Registrant’s Common stock upon the closing of the Offering. CNSR also agreed to pay the Placement Agent fees in an aggregate amount equal to 8% of the funds raised in the Offering. The Placement Agent will receive warrants to purchase shares of the Registrant’s common stock in amounts equal to (i) 8% of the shares of Common Stock sold by the Placement Agent in the Offering (at an exercise price of $1.62 per share), and (ii) 8% of the shares underlying the warrants sold by the Placement Agent in the Offering (at an exercise price of $2.00 per share.) CNSR also agreed to grant the Placement Agent a right of first refusal to represent the Registrant (as a combined entity) in certain corporate finance transactions for a period of one year following the closing of the Offering.

The respective boards of directors of the Registrant, MergerCo, and CNSR have each approved the Merger Agreement and the transactions contemplated thereunder. The closing of such transactions and the effectiveness of the Merger are anticipated to occur within 15 days of the date hereof (the “Closing Date”). However, there can be no assurances that the transactions contemplated under the Merger Agreement will be consummated, as the Merger Agreement may be terminated pursuant to the provisions thereof.

It is contemplated that within 45 days following the completion of the Offering and the closing of the Merger, the Registrant will file a registration statement on Form SB-2 under the Securities Act to register for resale fifty percent (50%) of the shares of common stock underlying the Investment Units, up to a maximum of 4,500,000 shares of common stock. The Registrant will register the underlying shares on a registration statement for resale by those persons purchasing Investment Units in the Offering pro rata based on such person’s percentage interest in the total number of Investment Units sold in the Offering. In addition, it is contemplated that certain majority stockholders of the Registrant who were stockholders prior to the Merger (“STRV Majority Stockholders”) shall become a party to a registration rights agreement together with the persons purchasing Investment Units, pursuant to which up to 383,552 shares held by such shareholders will be included in such registration statement.

Under the terms of the Merger Agreement and an arrangement with the STRV Majority Stockholders, such stockholders have agreed to indemnify the Registrant and CNSR against certain third party claims made against the Registrant related to the operation of the Registrant from the time they became majority stockholders through the consummation of the contemplated Merger.

Pursuant to the terms of the Merger Agreement, the Registrant has agreed to pay an advisory fee of $475,000 to Richardson & Patel, LLP in connection with the contemplated Merger, payable upon the closing of the Merger and the Offering.

Other than as disclosed herein, there are no material relationships between the Registrant or its affiliates and any of the parties of the foregoing transactions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The Registrant hereby incorporates by reference the disclosures made by the Registrant under Item 1.01 of this Current Report on Form 8-K.

In accordance with the terms and conditions of the Merger Agreement, the Registrant agreed to issue to (or reserve for issuance to) the CNSR Shareholders an aggregate of 26,152,142 shares of the Registrant’s common stock (the “Unregistered Securities”). The offer and sale of the Unregistered Securities is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Rule 506 insofar as: (1) the transfer of the securities was restricted by the Registrant in accordance with Rule 502(d); (2) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b) after taking into consideration all prior investors under Section 4(2) of the Securities Act within the six months preceding the transaction; and (3) the offer and sale was not effected through any general solicitation or general advertising within the meaning of Rule 502(c).

Item 5.01	Changes in Control of Registrant

The Registrant hereby incorporates by reference the disclosures made by the Registrant under Items 1.01 and 3.02 of this Current Report on Form 8-K.

Upon effectiveness of the Merger and the closing of the Offering (assuming the sale of 7,500,000 Investment Units), an aggregate of 25,534,266 shares of the Registrant’s common stock shall have been issued to the CNSR Shareholders, and holders of certain CNSR convertible debt, the Placement Agent, and investors in the Offering. As a result of these transactions, the CNSR Shareholders will hold approximately 96.7% of the issued and outstanding common stock of the Registrant. In consideration for such issuance by the Registrant, CNSR shall become a wholly-owned subsidiary of the Registrant. Control of the Registrant was not assumed from a specific individual or entity.

Upon effectiveness of the Merger, Mr. Silas Phillips, the sole member of the board of directors of the Registrant prior to the change in control, will voluntarily tender his resignation from his position as sole director, as well as Chief Executive Officer, Chief Financial Officer, and Secretary, of the Registrant. To fill the vacancies created by the resignation of Mr. Phillips from such capacities, the Registrant’s board of directors has approved the appointments of Mr. Leonard J. Brandt, David B. Jones, and Jerome Vaccaro, M.D., to the board of directors, subject to the fulfillment of certain disclosure and notification requirements, and effective upon the close of the contemplated Merger.

The Registrant intends to prepare, file, and distribute to the Registrant’s stockholders a Schedule 14(f)-1 Notice to Stockholders to announce this change in the majority of the board of directors of the Registrant. Additional information concerning the proposed appointees to the Registrant’s board of directors following effectiveness of the Merger will be included in the Schedule 14(f)-1 Notice to Stockholders, which will be filed with the SEC and mailed to stockholders at least ten (10) days prior to the effective date of the change in the majority of the board of directors.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

The Registrant hereby incorporates by reference the disclosures made by the Registrant under Items 1.01, 3.02, and 5.01 of this Current Report on Form 8-K.

(a)	Resignation of Sole Director

On January 16, 2007, Mr. Silas Phillips agreed to resign as the sole director of the Registrant’s board of directors effective upon the date of consummation of the Merger. Such resignation shall take effect no sooner than ten (10) days after the filing of the Schedule 14(f)-1 by the Registrant.

The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Phillips and has informed him that he may furnish the Registrant as promptly as possible with a letter stating whether he agrees with such disclosures, and that if he disagrees, that he state the respects in which he does not agree with such disclosures. The Registrant will undertake to file any letter received from Mr. Phillips, if any, as an exhibit to an amendment to this Current Report on Form 8-K within two business days following such receipt.

(b)	Resignation of Officers

On January 16, 2007, Mr. Silas Phillips agreed to resign as Chief Executive Officer, Chief Financial Officer, and Secretary of the Registrant, effective upon the date of consummation of the Merger.

(c)	Appointment of Officers

The following individuals will be appointed as executive officers of the Registrant, subject to and effective upon the date of consummation of the Merger, with their respective titles as set forth opposite their names below:

Leonard J. Brandt	President, Chief Executive Officer, and Secretary

Horace Hertz	Chief Financial Officer

Leonard J. Brandt is a founder of CNSR, and has served as its President and Chief Executive Officer, and as member of CNSR’s Board of Directors since its inception in 2000. Mr. Brandt started his career with Norwest Venture Capital in 1980. In 1983 he became Vice President of Norwest Growth Fund and General Partner of Norwest Venture Partners, where he served until 1990. In this capacity he was primarily responsible for the firm’s investments in the healthcare industry, including several involving the behavioral health industry. In 1995 Mr. Brandt founded Time Segment Publishing, Inc and was its President until 1999. In 1999, Mr. Brandt co-founded Embro Vascular, LLC, a provider of technology for least-invasive harvesting of the saphenous vein for heart-bypass surgery. He also individually provided consulting to early stage ventures from 1993 until he co-founded Mill City Venture Consulting in 1998. Mill City Venture Consulting was initially an advisor to NuPharm, Inc., the predecessor of CNSR. Mr. Brandt has been a United States member of the government of New Zealand Trade and Enterprise Advisory Board since 2005. Len holds a Bachelor of Science degree from the College of Commerce at University of Illinois and a Masters of Business Administration from Harvard University

Horace Hertz has served as Chief Financial Officer of CNSR since October 15, 2006. From August 2003 to September 2006, Mr. Hertz served as the Chief Operating Officer and Chief Financial Officer of Bankers Integration Group, a financial information company. From April 2002 to August 2003, Mr. Hertz served as Chief Financial Officer of Infacare Pharmaceutical Corporation, a medication development company. From April 2, 2001 to April 2002, Mr. Hertz served as Interim Chief Executive Officer of Maxoptix, Inc., a hardware company undergoing a restructuring. Prior to that Mr. Hertz served as a Chief Financial Officer for a NASDAQ-listed public companies, Aspeon, Inc, a manufacturer of hardware, for 3 years. Mr. Hertz, a Certified Public Accountant, was a partner of Deloitte & Touche, LLP from 1974 to 1991 and has a Masters Degree in Mathematics from the University of California at Irvine.

There were no transactions with related persons among the Registrant and any of the newly appointed officers of the Registrant. There are no family relationships among the newly appointed officers of the Registrant. There are currently no employment agreements between the Registrant and any of the newly appointed officers of the Registrant.

(d)	Appointment of Directors

Mr. Leonard J. Brandt, David B. Jones, and Jerome Vaccaro, M.D., have been appointed as members of the Registrant’s board of directors, effective upon the date of consummation of the Merger, which shall occur no sooner than ten (10) days after the filing of the Registrant’s Schedule 14(f)-1 Notice to Stockholders with the SEC.

There were no transactions with related persons among the Registrant and any of the newly appointed members of the Registrant’s board of directors.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Document

10.1	Agreement and Plan of Merger, dated January 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2007	STRATIVATION, INC.

By:	/s/ Silas Phillips
Silas Phillips
Chief Executive Officer